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                                                                       Exhibit 3


   CAPITAL STOCK                                               CAPITAL STOCK
      [NUMBER]                                                    [SHARES]
  [HF           ]                                              [            ]

                     HERITAGE FINANCIAL HOLDING CORPORATION

               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                        CUSIP 42722M 10 0


THIS CERTIFIES THAT




IS THE OWNER OF


FULLY PAID AND NONASSESSABLE SHARES OF CAPITAL STOCK, $0.01 PAR VALUE PER SHARE
                                       OF
                     HERITAGE FINANCIAL HOLDING CORPORATION
transferable on the books of the Corporation by the holder hereof or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the transfer agent and registrar.
  IN WITNESS WHEREOF, Heritage Financial Holding Corporation, has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                                           COUNTERSIGNED AND REGISTERED:
                                               REGISTRAR AND TRANSFER COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                           BY
                                                            AUTHORIZED SIGNATURE

                    [HERITAGE FINANCIAL HOLDING CORPORATION
                                   CORPORATE
                                      SEAL
                                      2000
                                    DELAWARE]

/s/ Barbara Maze                                         /s/ Reginald Gilbert
    Vice President                                           President and Chief
                                                             Executive Officer